Supplement, dated November 11, 2008 to the
                       Prospectus, dated May 1, 2008, for
                           Tri-Continental Corporation
                               (the "Corporation")


Effective November 11, 2008, this prospectus supplement dated November 11, 2008 supersedes and replaces the prospectus supplement dated November 7, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and stockholders of the Corporation having previously approved (at a Special Meeting held on October 7, 2008) a new investment management services agreement between the Corporation and RiverSource Investments, RiverSource Investments is the new investment manager of the Corporation effective November 7, 2008.

As a result of the Acquisition, the Corporation's portfolio managers have been changed. The Corporation's new portfolio managers are named below. In addition, effective November 7, 2008, the fee structure (i.e., breakpoint schedule) under which the Corporation paid management fees has been eliminated. Instead, effective November 7, 2008, the Corporation will pay a management fee equal to an annual rate of 0.40% of the Corporation's average daily net assets.

Effective November 7, 2008, the following changes are hereby made to the Corporation's prospectus:

The last sentence of the second paragraph on the cover page of the Corporation's prospectus is superseded and replaced with the following:

Effective   November  7,  2008,   the   Corporation's   manager  is  RiverSource
Investments, LLC ("RiverSource Investments"). Prior to then, the Corporation was managed by J. & W. Seligman & Co. Incorporated ("Seligman").

Effective November 7, 2008, the reference to the "Manager" in the first full paragraph under the caption "Prospectus Summary" is hereby changed from J. & W. Seligman & Co. Incorporated to RiverSource Investments, LLC. The reference to the "Manager" throughout the section entitled "Regulatory Matters" shall continue to mean J. & W. Seligman & Co. Incorporated.

The second full paragraph under the caption "Prospectus Summary" is hereby superseded and replaced with the following:

RiverSource Investments manages the investment of the assets of the Corporation pursuant to an investment management services agreement that was initially approved by the Board of Directors on July 16, 2008 and the stockholders of the Corporation on October 7, 2008 (the "Management Agreement"). Effective November 7, 2008, RiverSource Investments also serves as manager of the Seligman Mutual Funds.

The aggregate assets of the RiverSource family of funds, excluding Seligman Group of Funds, as of September 30, 2008 were approximately $70 billion. As of the same date, aggregate assets of the Seligman Group of Funds, including the Corporation, were approximately $8.6 billion. Seligman also provided investment management or advice to institutional and other accounts having a value as of September 30, 2008 of approximately $7.6 billion. RiverSource also provides investment management or advice to institutional and other accounts having a value as of September 30, 2008 of approximately $58 billion. The management fee rate for the year ended December 31, 2007 was equivalent to 0.41% of the Corporation's average daily net investment assets. Effective November 7, 2008, the Corporation will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The fee paid to RiverSource Investments will be equal to an annual rate of 0.40% of the Corporation's average daily net assets. See "Management of the Corporation."

The fourth full paragraph under the caption "Prospectus Summary" is hereby superseded and replaced with the following:

On July 16, 2008, the Corporation's Board met to discuss, prior to stockholder approval, the Management Agreement between the Corporation and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Corporation's proxy statement, dated August 26, 2008, and will be made available in the Corporation's upcoming annual stockholder report.

The following information is merely added immediately after the section "Equity-Linked Securities":

Futures Contracts: The Corporation intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which an investment company registered as such under the Investment Company Act of 1940 is exempt from the definition of a "commodity pool operator." The Corporation, therefore, is not subject to registration or regulation as a pool operator, meaning that the Corporation may invest in futures contracts without registering with the CFTC.

The information under the caption "MANAGEMENT OF THE CORPORATION - The Manager" is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and stockholders having approved, at a Special Meeting held on October 7, 2008, the Management Agreement between the Corporation and RiverSource Investments, RiverSource Investments is the new investment manager of the Corporation effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource
Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Corporation will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7,

2008). The fee paid to RiverSource Investments will be equal to an annual rate of 0.40% of the Corporation's average daily net assets.

On July 16, 2008, the Corporation's Board met to discuss, prior to stockholder approval, the Management Agreement between the Corporation and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Corporation's proxy statement, dated August 26, 2008, and will be made available in the Corporation's upcoming annual stockholder report.

Portfolio Manager(s). Effective November 7, 2008, the portfolio managers responsible for the Corporation's day-today management are:

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

o Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

o Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

o     MS and Ph.D., MIT.

Gina K. Mourtzinou, Ph.D., Portfolio Manager

o Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

o Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

o     Ph.D., MIT.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Corporation.

The Corporation pays all its expenses other than those assumed by the Manager, including fees payable to RiverSource Investments for its services under the terms of the Management Agreement, taxes, brokerage commissions and charges in connection with the purchase and sale of assets, premium on the bond required by Rule 17g-1 under the Investment Company Act of 1940, fees and expenses of attorneys (i) it employs in matters not involving the assertion of a claim by a third party against the Corporation, its Board members and officers, (ii) it employs in conjunction with a claim asserted by the Board against RiverSource Investments, except that RiverSource Investments shall reimburse the Corporation for such fees and expenses if it is ultimately determined by a court of competent jurisdiction, or RiverSource Investments agrees, that it is liable in whole or in part to the Corporation, (iii) it employs to assert a claim against a third party, and (iv) it or RiverSource Investments employs, with the approval of the Board, to assist in the evaluation of certain investments or other matters related to the management of the Corporation, fees paid for the qualification and registration for public sale of the securities of the Corporation under the laws of the United States and of the several states in which such securities shall be offered for sale, fees of consultants employed by the Corporation, Board member, officer and employee expenses which shall include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, and all other benefits paid to or provided for Board members, officers and employees, directors and officers liability insurance, errors and omissions liability insurance, worker's compensation insurance and other expenses applicable to the Board members, officers and employees, except the Corporation will not pay any fees or expenses of any person who is an officer or employee of RiverSource Investments or its affiliates, filing fees and charges incurred by the Corporation in connection with filing any amendment to its organizational documents, or incurred in filing any other document with the state where the Corporation is organized or its political subdivisions, organizational expenses of the Corporation, expenses incurred in connection with lending portfolio securities of the Corporation, expenses properly payable by the Corporation and approved by the Board, and other expenses payable by the Corporation pursuant to separate agreement of the Corporation and any of its service providers.

The Management Agreement provides that it will become effective on November 7, 2008 and shall continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by either the Corporation or RiverSource Investments at any time by giving the other party 60 days' written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Corporation. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Custodian. State Street Bank and Trust Company serves as custodian of the Corporation's portfolio securities and is located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

Stockholder Service Agent. Seligman Data Corp. serves as the stockholder service agent to the Corporation and is located at 100 Park Avenue, New York, New York 10017.

Administrator.  Ameriprise  Financial,  Inc.  serves  as  administrator  to  the
Corporation  and  is  located  at  Ameriprise  Financial  Center,   Minneapolis,
Minnesota 55474.